As filed with the U.S. Securities and Exchange Commission on February 14, 2025

File No. 333-271134

File No. 811-23862

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 12

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 13

Texas Capital Funds Trust

(Exact Name of Registrant as Specified in Charter)

2000 McKinney Avenue, Suite 700, Dallas, TX 75201

(Address of Principal Executive Offices, Zip Code)

945-229-5947

(Registrant’s Telephone Number, including Area Code)

Neil Rajan, Secretary

Texas Capital Funds Trust

2000 McKinney Avenue, Suite 700, Dallas, TX 75201

(Name and Address of Agent for Service)

Copy to:

Allison M. Fumai, Esq.

Stephanie A. Capistron, Esq.

Stephen T. Cohen, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

It is proposed that this filing will become effective: (check appropriate box)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b);
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1);
☐	on (date) pursuant to paragraph (a)(1);
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion—Dated February 14, 2025

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Texas Capital Government Money Market Fund

TICKER: [LONEX]

Prospectus

[ ]

Texas Capital Bank Wealth Management Services, Inc.
2000 McKinney Avenue, Suite 1800
Dallas, TX 75201
Telephone: 1-214-210 3092

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

Not A Deposit ● Not FDIC Insured ● May Lose Value ● No Bank Guarantee ● Not Insured By Any Government Agency

TEXAS CAPITAL GOVERNMENT MONEY MARKET FUND

Fund Summary

Investment Objective

The Texas Capital Government Money Market Fund (the “Fund”) seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees on your purchases and sales of shares, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Lonestar Class
Management Fee	0.20%
Distribution and Service (12b-1) Fee	0.25%
Other Expenses(1)	0.34%
Total Annual Fund Operating Expenses	0.79%
Less Fee Waiver/Expense Reimbursement(2)	-0.29%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement(2)	0.50%

(1)	Other Expenses are estimated for the first fiscal year.

(2)	Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors (the “Adviser”) has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.25% of the Fund’s average daily net assets (the “Expense Limit”) through [April 30, 2026]. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver/expense reimbursement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Lonestar Class	$[51]	$[223]

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Principal Investment Strategies

Principal investments

The Fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the Fund invests in a diversified portfolio of high quality, U.S. government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the Fund is exempt from requirements that permit the imposition of a liquidity fee. Many U.S. government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities, including government securities subject to repurchase agreements.

The Fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest.

Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities.

Management process

Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors acts as the Fund’s investment adviser. As investment adviser, the Adviser makes the Fund’s investment decisions. The Adviser selects money market instruments for the Fund based on its assessment of relative values and changes in market and economic conditions.

The Adviser considers safety of principal and liquidity in selecting securities for the Fund and thus may not buy securities that pay the highest yield.

Principal Investment Risks

The value of an investment in the Fund is subject to investment risks, which means investors could lose money. There is no assurance that the Fund will achieve its investment objective.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank or a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

The Fund is subject to the risks described below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information about the Fund’s Principal Investment Risks”.

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Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the Fund are:

Credit Risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the Fund may fail to make payments when due or complete transactions or they may become less willing or less able to do so.

Interest Rate Risk: The value of the Fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve.

U.S. Government Securities Risk: There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Repurchase Agreements Risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.

Liquidity Risk: Although the Fund invests in a diversified portfolio of high-quality instruments, the Fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the Fund’s ability to redeem its shares for cash may be affected.

Management Risk: The risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results.

Investment and Market Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or prolonged periods of time.  Markets can decline in value sharply and unpredictably which may affect the Fund’s ability to maintain a $1.00 share price. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market.

New Adviser Risk. The Adviser does not have a long history of serving as an adviser to registered mutual funds. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk. The Fund has a limited history of operation. As a result, prospective investors have limited track record or history on which to base their investment decisions. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size. Any liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is also available on the Fund’s website at www.texascapital.com/etf-funds-management.

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Investment Adviser

Adviser: The Fund’s investment adviser is Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors.

Summary Information about Purchases, Sales, Taxes, and Financial
Intermediary Compensation

Purchase and Sale of Fund Shares

You may buy or sell Lonestar Class shares in accounts held through Texas Capital Bank; Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors; or other financial intermediaries that have an agreement with the Fund’s distributor to offer Lonestar Class shares. You may buy or sell Lonestar Class shares by contacting your financial advisor.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The Fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is a $1,000 minimum initial investment for Lonestar Class shares of the Fund offered in this prospectus. There is no minimum investment amount for subsequent investments.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Additional Information about The Fund

The Fund is a series of Texas Capital Funds Trust (the “Trust”), a Delaware statutory trust organized in 2023 as an investment company under the 1940 Act. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Additional Information About the Fund’s Investment Objective and Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, U.S. government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many U.S. government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The Fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities.

The Fund’s Board of Trustees (“Board”) has determined that the Fund will operate as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Rule 2a-7”). Therefore, the Fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities,

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and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund,” the Fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur.

In addition, under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities, including government securities subject to repurchase agreements. The Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the Board without shareholder approval. However, the Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

Like all money market funds, the Fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The Fund’s investment strategies are designed to comply with these requirements. The Fund may invest in high quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate.

The Adviser may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the Fund’s composition and weighted average maturity based upon the Adviser’s assessment of the relative values of various money market instruments and future interest rate patterns. The Adviser also may buy or sell money market instruments to take advantage of yield differences.

Although not a principal strategy of the Fund, the Fund may invest to a limited extent in shares of similar money market funds. The Fund’s investments in other money market funds that comply with the definition of a “government money market fund” under Rule 2a-7 will be treated as investments in the underlying securities held by such money market funds for the purposes of the Fund’s policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

Additional Information about the Fund’s Investment Risks

The main risks of investing in the Fund are described below.

Other risks of investing in the Fund, along with further details about some of the risks described below, are discussed in the Fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the sections titled “Fund Summary—Principal Investment Risks” above.

Credit Risk. Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Moreover, in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market development and may affect the Fund’s ability to maintain a $1.00 share price.

Interest Rate Risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund’s investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the Fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the Fund’s income generally will tend to fall more slowly.

The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have

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unpredictable effects on the markets and the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the Fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the Fund’s money market securities holdings.

U.S. Government Securities Risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of U.S. government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by (1) the full faith and credit of the United States; (2) the ability of the issuer to borrow from the U.S. Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the United States in some other way. In some cases, there is even the risk of default. For example, for asset- backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by the Fund, which could have a material negative impact on the Fund.

Repurchase Agreements Risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount.

Investment and Market Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or prolonged periods of time.  Markets can decline in value sharply and unpredictably. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market.

Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Liquidity Risk. The Fund’s investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions, when prices of securities are negatively impacted by rapid or unexpected changes in interest rates, or as a result of government intervention, political, social, health, economic or market developments.

Management Risk. There is the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results. The Adviser may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.

Additional (Non-Principal) Risks

LIBOR Replacement Risk. The London Interbank Offered Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication

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of all LIBOR settings has ceased. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of the transition away from LIBOR on the Fund or the debt securities or other instruments based on LIBOR in which the Fund invests cannot yet be determined. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or net asset value. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.

New Adviser Risk. The Adviser does not have a long history of serving as an adviser to registered mutual funds. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk. The Fund has a limited history of operation. As a result, prospective investors have limited track record or history on which to base their investment decisions. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size. Any liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Temporary and Defensive Positioning. During adverse market conditions or when the Adviser believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the Fund may not be able to fully pursue its investment objective. Such positions may also subject the Fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

Fund Management

Investment Adviser

Adviser: The Fund’s investment adviser is Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Subject to the supervision of the Board, the Adviser manages the investment and reinvestment of the Fund’s assets. The Adviser is controlled by Texas Capital Bank, its parent company, and ultimately by Texas Capital Bancshares Inc. The Adviser is located at 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201, and has regulatory assets under management of $[ ] billion as of [ ].

The Fund pays the Adviser a management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.20%. The basis for the Board’s approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s next Annual or Semi-Annual Report following the Fund’s commencement of investment operations.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.25% of the Fund’s average daily net assets (the “Expense Limit”) through [April 30, 2026]. The Expense Limit excludes certain expenses (e.g., 12b-1 fees), and consequently, the Fund’s Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement may be higher than such Fund’s Expense Limit. The contractual fee waivers and expense reimbursements may be changed or eliminated at any time by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The contractual fee waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board. The Adviser may recoup from a Fund any waived amount or reimbursed

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expenses with respect to the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Other Service Providers

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 is administrator, fund accountant and transfer agent for the Fund pursuant to a Master Services Agreement.

Compliance Consulting

Northern Lights Compliance Services, LLC (“NLCS”) located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, NLCS receives a base fee per annum, plus an asset-based fee computed at an annual rate. In addition, is reimbursed NLCS for its reasonable out-of-pocket expenses relating to these compliance services.

Distributor

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, serves as the Fund’s principal underwriter and distributor of the shares (the “Distributor”). The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not an affiliate of the Adviser. Pursuant to the Distribution Agreement, the Distributor also agrees to: (1) review all proposed advertising materials and sales literature for compliance with applicable laws and regulations, and file with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; (2) enter into agreements with such qualified broker-dealers and other financial intermediaries (the “Financial Intermediaries”), as requested by the Fund in order that such Financial Intermediaries may sell shares of the Fund; (3) prepare reports for the Board regarding its activities under the agreement and payments made under the Fund’s Rule 12b-1 Distribution Plan (if applicable) as from time to time shall be reasonably requested by the Board; and (4) monitor amounts paid under Rule 12b-1 plans (if applicable) and pursuant to sales loads (if applicable) to ensure compliance with applicable FINRA rules. For these services, the Adviser pays the Distributor an annual fee, payable in monthly installments. In addition, the Adviser reimburses the Distributor for certain out-of-pocket expenses incurred on the Fund’s behalf.

Custodian

State Street Bank and Trust Company serves as Fund’s custodian, and is located at 1 Congress Street, Boston, Massachusetts, 02114.

Independent Registered Public Accounting Firm

Ernst & Young LLP, serves as the Fund’s independent registered public accounting firm.

Legal Counsel

The law firm of Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

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Buying and Selling Fund Shares

Distribution and Service (12b-1) Fees

The Fund has adopted a 12b-1 plan with respect to the Lonestar Class shares that allows the Fund to pay distribution and service fees to the Distributor for the sale and distribution of its shares and fees for services provided to investors. Because the Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Who May Buy Shares

The Fund’s shares currently are offered for sale in all 50 states, the District of Columbia and all U.S. territories to U.S. residents. If you are a U.S. resident who opens an account while living in any of the aforementioned places, and then move to another place where shares of the Fund are not offered for sale, subject to certain restrictions, you may continue to purchase shares for your account and open new Fund accounts so long as your funds are drawn from a U.S. bank.

Anti-money Laundering Program

The USA PATRIOT Act requires mutual funds, such as the Fund, to establish compliance programs that are reasonably designed to prevent the mutual fund from being used for money laundering or the financing of terrorist activities. As part of the Fund’s anti-money laundering program and in accordance with the USA PATRIOT Act, we will take steps to confirm your identity when we receive your account application. We may ask you to provide documents to establish your identity, such as your Social Security card or your driver’s license. You must provide us with your name, a physical address of residence in the United States (not a P.O. Box), a valid Social Security or Taxpayer Identification Number (“TIN”), and your date of birth.

When you open an account for an entity, we will ask you for the name of the entity, its principal place of business and TIN. We may ask you to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security Number. We also may ask you to provide documents such as a corporate resolution, trust instruments or partnership agreements and other information that will help us identify the entity.

As discussed above, foreign investors may not purchase the Fund.

If we cannot verify your identity or if we determine that you are not a valid U.S. resident, your account may be restricted or closed using the current day’s share price. As discussed below under “Acceptable Forms of Payment,” we cannot accept any forms of payment where the investor is not clearly identified.

Buying/Selling Shares

Lonestar Class shares of the Fund are designed for use in conjunction with certain accounts held through Texas Capital Bank; Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors; and other financial intermediaries that have an agreement with the Fund’s distributor to offer Lonestar Class shares.

When you designate the Fund as the sweep fund on your account, your uninvested cash balances will be invested in the Fund according to the terms and conditions of your account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of your sweep fund will be sold to cover these transactions according to the terms and conditions of your account agreement.

For more information on your account with the Adviser, call 844.822.3837 (844.TCB.ETFS) or visit www.texascapital.com/etf-funds-management.

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Initial Investment

There is a $1,000 minimum initial investment for Lonestar Class shares of the Fund offered in this prospectus.

Subsequent Investment

No minimum investment amount.

Selling Shares

When selling shares, please be aware of the following policies:

●	For accounts held through a financial intermediary, the Fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within one business day following receipt of a shareholder redemption order; however, the Fund may take up to seven days to pay sale proceeds.

●	The Fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the Fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

You are automatically entitled to initiate transactions by telephone. The Fund and the Adviser employ procedures to confirm the authenticity of telephone instructions. If the Fund and the Adviser follow these procedures, they will not be responsible for any losses or costs incurred by following telephone instructions that they reasonably believe to be genuine.

Investing Through a Financial Intermediary

Financial intermediaries include broker-dealers, banks, financial institutions and their financial professionals. Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include, without limitation:

●	minimum investment requirements

●	exchange policies

●	Fund choices

●	cutoff time for investments

●	trading restrictions

In addition, your financial intermediary may charge a commission for your investment or charge you a transaction fee for the purchase, sale or exchange of Fund shares. Those commissions or charges are retained by the financial intermediary and are not shared with the Fund, the Adviser or the Distributor. Copies of the Fund’s annual report, semi-annual report, prospectus, SAI and any proxy solicitation materials are available from your financial intermediary.

Contact your financial intermediary for a complete description of its fees, policies and procedures.

The Fund and the Distributor have authorized certain financial intermediaries to accept orders on the Fund’s behalf. In such cases, orders must be received in good order and accepted by the financial intermediary on the Fund’s behalf before the time the net asset value of the Fund is determined in order to receive that day’s share price. If those orders are transmitted to the Fund and paid for in accordance with the agreement with the financial intermediary, they will be priced at the net asset value next determined after the orders are received in the form required by the financial intermediary.

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Financial intermediaries are responsible for providing transaction confirmations to their customers. Customers of financial intermediaries should contact their financial intermediary should they not receive confirmation or have an error on their transaction.

Days and Hours of Operation

You may buy, sell (redeem) or exchange shares on any business day, normally any day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.

Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you’ve established telephone privileges, representatives can take your instructions to buy, sell or exchange shares over the phone. This service is not available for all account types. Please call to confirm. See “When Transactions Are Priced” for more information.

Account Statements

Confirmation

We send a confirmation statement when you open an account or buy or sell shares. We send a confirmation letter when you perform account maintenance. Confirmations show the date of the transaction, number of shares involved and share price. Confirmations are not sent for transactions made as part of an automatic investment, exchange or redemption plan, or Fund distribution.

Account Statement

We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year. Retain this document to assist you in preparing your tax return. In order to reduce the number of mailings we send, we combine all account activity related to the same primary Social Security Number onto one statement.

Fund Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The semi-annual report and Form N-CSR covers the six-month period ending June 30; the annual report and Form N-CSR covers the 12-month period ending December 31.

The Fund reduces the number of duplicate prospectuses and annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Fund at 844.822.3837 (844.TCB.ETFS) if you need additional copies of financial reports or prospectuses or if you do not want the mailing of these documents to be combined with those for other accounts at the same address. For annual and semi-annual reports, we will send you a notification mailer that the respective report is available online. Instructions to request that a printed version be mailed to you going forward will be included in the notification mailer.

Electronic Document Delivery

Shareholders can choose to receive some communications, including transaction confirmations, Fund reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs, and it is faster than postal delivery. Sign up for electronic document delivery online at www.texascapital.com/etf-funds-management.

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Original and Legal Documents

Due to privacy concerns, Ultimus, the Fund’s transfer agent, generally does not return original and legal documents to you unless requested. A fee may apply for any such returned documents.

Telephone Transaction Privileges

We can take your instructions to buy, exchange or sell shares over the phone (call 844.822.3837 (844.TCB.ETFS)). See “Account Transactions” for transaction instructions.

How to Authorize

We will act on your instructions to buy, exchange or sell shares by phone, unless you opt out of these services on your Account Application. If you opt out of the services when you establish your account, you can add them later by completing an Account Services Form.

Daily Redemption Limit

For further information, please contact the Fund toll-free at (844) TCB-ETFs.

Busy Periods

We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online or by sending your transaction instructions by overnight mail. See “Account Transactions” for more information.

Safeguards and Limits to Liability the Fund and Ultimus, our transfer agent, have established procedures designed to protect you and the Fund from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, the Fund will not be liable for following instructions we or our transfer agent reasonably believe to be genuine.

Escheatment

Under certain circumstances specified by state law, the Funds may be required to transfer your account assets to your state as abandoned property. This process is known as escheatment. If your assets are escheated you will need to contact your state treasurer’s office for information on how to claim your assets. The three circumstances that generally can trigger escheatment are listed below.

State Inactivity

Many states have “inactivity clauses” for financial account inactivity in which we are required to transfer your account assets to your state if you have not contacted us within a specified number of years. Generally, contact is defined as you calling to speak with us directly, requesting a financial or non-financial transaction online or over the phone, or logging into your account online. Systematic transactions do not count as contact. State inactivity regulations do change frequently. Check your state’s escheatment guidelines for the most current information. Please establish contact with the Fund in one of the ways noted above at least once a year. Call 844.822.3837 (844.TCB.ETFS) or log into your account at www.texascapital.com/etf-funds-management. Please be aware that in order to track contact by phone, we will need to obtain identifiable information from you when you call us to access your account. Individual states may have different requirements for contact and change their requirements periodically. Check with your state of residence for specifics.

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UGMA/UTMA Age of Custodial Termination Policy

When the minor of a UGMA/UTMA account has reached the age of majority for custodial termination in the state of establishment (as listed in the account registration), distributions will not be permitted until the custodian has been removed from the account. The custodian may be removed by instructions received in good order from either the custodian or the former minor. We currently allow either the custodian or minor/former minor to request a one-time full redemption by check, payable to the former minor.

Pricing and valuation

The price of Fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the Fund, minus the liabilities of the Fund, divided by the number of shares outstanding. In determining net asset value, the Fund values its securities at their amortized cost, unless the Fund’s Board (or the Adviser as valuation designee) determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The Fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

The Fund typically calculates net asset value per share once each business day as of 4:00 p.m., Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.

The Fund’s Board designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Adviser the responsibility for making fair value determinations with respect to the Fund’s portfolio securities. The Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of the Adviser, represent current market value. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

Although not a principal strategy of the Fund, the Fund’s portfolio investments may also consist of shares of other investment companies in which the Fund invests. The value of each such open-end investment company will generally be its net asset value at the time the Fund’s shares are priced. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.

Dividends and Taxes

Dividends

The Fund declares dividends daily and pays them monthly. The Fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The Fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of the Fund. Shares earn dividends on the day they are purchased but not on the day they are sold.

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While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose Fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

The Fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.

Taxes

The dividends that you receive from the Fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The Fund expects that its dividends will be taxed as ordinary income. A portion of the Fund’s dividends may be exempt from state and local taxation. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

The Fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale of Fund shares so long as the Fund consistently maintains a share price of $1.00. The Fund may be required to withhold a 24% federal tax on all dividends payable to you:

●	if you fail to provide the Fund or its designee with your correct taxpayer identification number on Form W-9 (for U.S. citizens and resident aliens) or to make required certifications, or

●	if you have been notified by the IRS that you are subject to backup withholding.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax (or lower applicable treaty rate). Distributions of short-term capital gains and interest income made by the Fund to non-residents are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with their own tax advisor. There is additional information on taxes in the SAI.

Disclosure of portfolio holdings and other information

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its Forms N-CSR. The Fund’s Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the Fund upon request by calling 844.822.3837 (844.TCB.ETFS). The semi-annual and annual reports for the Fund will be posted on the Fund’s website at www.texascapital.com/etf-funds-management.

The Fund will disclose on the Adviser’s website, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity and weighted average life of the fund. This information will be posted on the Adviser’s website at the following internet address: www.texascapital.com/etf-funds-management.

In addition, the Fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Fund’s Forms N-MFP will be available on the SEC’s website; the Adviser’s website will also contain a link to these filings. The Adviser’s website will also disclose the following information for the Fund as of the end of each business day for the previous six months: (1) the percentage of the Fund’s total assets invested in daily and weekly liquid assets; (2) the Fund’s daily net inflows and outflows; and (3) the Fund’s current market-based net asset value per share to four decimal places, which is calculated using current

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market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in shares of the Fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about the Fund at the above referenced website internet address.

Please consult the Fund’s SAI for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Financial Highlights

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus and does not have financial highlights to present at this time.

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Annual/Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

The SAI dated [  ], which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report, when available, or the SAI, or to request additional information about the Fund, please contact us as follows:

Call:	844.822.3837 (844.TCB.ETFS)

Write:	Texas Capital Funds Trust, 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201

Visit:	www.texascapital.com/etf-funds-management

Paper Copies

Please note that paper copies of the Fund’s shareholder reports will generally not be sent, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Information Provided by The Securities and Exchange Commission

Information about the Fund, including its reports and the SAI, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s website (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by calling the SEC at (202) 551-8090.

Investment Company Act File No. 811-23862

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Subject to Completion—Dated February 14, 2025

The information in this Statement of Additional Information is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

[  ]

Texas Capital Funds Trust

Texas Capital Government Money Market Fund

This Statement of Additional Information (“SAI”) describes the Texas Capital Government Money Market Fund (the “Fund”), a series of the Texas Capital Funds Trust. Texas Capital Bank Wealth Management Services Inc., doing business as Texas Capital Bank Private Wealth Advisors (the “Adviser”) serves as the investment adviser to the Fund. Northern Lights Distributors LLC (the “Distributor”) serves as the Distributor for the Fund.

Shares of the Fund are neither guaranteed nor insured by the U.S. Government.

This SAI, dated [  ] as supplemented from time to time, is not a prospectus. It should be read in conjunction with the Fund’s Prospectus, dated [  ] as supplemented from time to time, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling 844.822.3837 (844.TCB.ETFS) or visiting www.texascapital.com/etf-funds-management.

When available, a copy of the Fund’s annual and semi-annual reports may be obtained without charge by writing to Texas Capital Bank Private Wealth Advisors, 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201, calling 844.822.3837 (844.TCB.ETFS) or visiting www.texascapital.com/etf-funds-management.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below (note that various other terms are defined in the text of this SAI):

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Adviser” means Texas Capital Bank Wealth Management Services Inc., doing business as Texas Capital Bank Private Wealth Advisors.

“Board” or “Trustees” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“Code” means the Internal Revenue Code of 1986, as amended.

“Distributor” means Northern Lights Distributors, LLC.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“DTC” means the Depository Trust Company.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund” means the series of the Trust described in this SAI: Texas Capital Government Money Market Fund.

“Investment Company Act” or “1940 Act” means the Investment Company Act of 1940, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means the net asset value of the Fund.

“NSCC” means the National Securities Clearing Corporation.

“Prospectus” means the Fund’s Prospectus, dated [ ], as amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, dated [ ], as amended and supplemented from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means the Lonestar Class shares of the Fund.

“Trust” means the Texas Capital Funds Trust, a Delaware statutory trust.

TRUST AND FUND OVERVIEW

The Trust is a Delaware statutory trust formed on March 21, 2023. The Trust is an open-end management investment company registered under the Investment Company Act. The offering of the Shares will be registered under the 1933 Act.

This SAI relates only to the following Fund: Texas Capital Government Money Market Fund (the “Fund”).

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and investment policies may be changed without shareholder approval.

The Fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The Fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less; the Fund maintains a dollar-weighted average life for its portfolio of 120 days or less.

The Fund may purchase only those obligations that the Adviser determines, pursuant to procedures adopted by the Board of the Trustees (the “Board”), are “eligible securities” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”).

The Fund’s investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities, including government securities subject to repurchase agreements. The Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the Fund’s Board without shareholder approval. However, the Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

The Fund’s Board has determined that the Fund will operate as a “government money market fund” under Rule 2a-7 of the Investment Company Act. Therefore, in addition to the 80% policy referenced above, the Fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund” under Rule 2a-7, the Fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (2) is not subject to a liquidity fee on Fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur.

The Fund will not acquire any illiquid security (as defined below) if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. The Fund also will comply with the daily and weekly liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the Fund’s yield. The Fund may purchase securities on a when-issued or delayed delivery basis in accordance with Rule 18f-4 under the Investment Company Act (“Rule 18f-4”). The Fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The Fund may borrow from banks for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce the Fund’s net income. See “The Fund’s investments, related risks and limitations—Investment limitations of the Fund” for more information regarding borrowing. The Fund may invest in the securities of other investment companies, including money market funds advised by the Adviser.

INVESTMENTS, RELATED RISKS AND LIMITATIONS

The following supplements the information contained in the Fund’s prospectus and above concerning the Fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or the SAI, the Fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The Fund may invest in these instruments to the extent consistent with its investment objective and strategies.

Yields and Quality of Money Market Instruments. The yields on the money market instruments in which the Fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase, a security held by the Fund may experience a default, cease to be an eligible security (e.g., no longer presents minimal credit risks), or an event of insolvency may occur with respect to the issuer. In such cases, the Fund will dispose of the security as soon as practicable consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, absent a finding by the Fund’s board that disposal of the security would not be in the best interests of the Fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the security).

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the U.S. government. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration and the Government National Mortgage Association, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. The Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) historically were agencies sponsored by the U.S. government that were supported by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed Freddie Mac and Fannie Mae into conservatorship and stepped into the shoes of and succeeded to all of the rights of their shareholders. In addition to the conservatorship, the U.S. government has taken various steps to provide additional financial support to Freddie Mac and Fannie Mae, including by having the FHFA (as conservator of Fannie Mae and Freddie Mac) enter into an agreement with the U.S. Treasury to provide financial support in exchange for Senior Preferred Stock and warrants to purchase common stock of the entities. The actions of the U.S. government were intended to assist Freddie Mac and Fannie Mae in maintaining a positive net worth and meeting their financial obligations. Although the U.S. government provided financial support to such entities, no assurance can be given that it will always do so.

The future for Fannie Mae and Freddie Mac is uncertain. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until all litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship and has begun a multi-step process, including its first pricing review of Fannie Mae and Freddie Mac products since 2015, to unwind the government-sponsored enterprises from government control. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Purchase Agreement. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the Fund’s investments to lose value. The U.S. Congress and the executive branch, including the U.S. Treasury and the FHFA, continue to evaluate proposals to reduce the U.S. government’s role in the mortgage market, including to take Fannie Mae and Freddie Mac out of conservatorship, wind down, restructure, consolidate, or privatize Fannie Mae and Freddie Mac. Should the U.S. government adopt any such proposal, or should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, the value of the Fund’s investments in securities issued by Fannie Mae or Freddie Mac may be impacted.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

On June 3, 2019, under the FHFA’s “Single Security Initiative”, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-backed securities and to support the overall liquidity in certain markets. In addition, Freddie Mac has offered investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.

Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by the Fund, which could have a material adverse impact on the Fund. The long-term U.S. credit rating has been subject to downgrades by multiple major rating agencies since 2011, in part as a result of disagreements within the U.S. government over raising the debt ceiling to repay outstanding obligations, and similar situations in the future could increase volatility in both stock and bond markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. It is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasuries. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Variable and Floating Rate Securities and Demand Instruments. The Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates.

Certain of these obligations carry a demand feature that gives the Fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The Fund’s investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. See “The Fund’s investments, related risks and limitations—Credit and liquidity enhancements.”

Generally, the Fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

LIBOR Replacement Risk. The London Interbank Offered Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of all LIBOR settings has ceased. Regulators and market participants have been working together to identify or develop successor reference rates and necessary adjustment to associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any). Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates.

At this time, it is not possible to exhaustively identify or predict the effect of any changes to reference rates, any establishment of alternative reference rates or any other reforms to reference rates. The elimination of LIBOR or reforms to the determination or supervision of reference rates may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. In the event that a floating rate benchmark is discontinued, the Adviser and/or its affiliates may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and the previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks.

Illiquid Securities. The term “illiquid securities” means securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those the Adviser has determined are liquid pursuant to guidelines established by the Fund’s board. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and non-U.S. securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of U.S. and non-U.S. issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc. (“FINRA”)).

An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the board. The Adviser takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. The Adviser monitors the liquidity of restricted securities in the Fund’s portfolio and reports periodically on such decisions to the board.

The Adviser also monitors the Fund’s overall holdings of illiquid securities. If the Fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), the Adviser will consider what action would be in the best interests of the Fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the Fund’s holdings of illiquid securities. However, the Fund is not required to dispose of illiquid securities under these circumstances.

Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to any coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. The Fund may utilize a put feature to limit the maturity of repurchase agreements it enters into in accordance with Rule 2a-7 under the Investment Company Act.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or the Fund’s investment strategies and limitations may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Counterparty Risk. The Fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, the Adviser and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the Fund does business.

Operations Risk. The Fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions. Such risks may arise from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers.

When-issued and Delayed Delivery Securities. The Fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery to or by the Fund later than the normal settlement date at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or other liquid assets on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

The Fund may sell the right to acquire the security prior to delivery if the Adviser deems it advantageous to do so, which may result in a gain or loss to the Fund.

In October 2020, the SEC adopted a final rule (“Rule 18f-4”) related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies and rescinded and withdrew certain guidance of the SEC and its staff regarding asset segregation and coverage transactions. A money market fund cannot rely on Rule 18f-4 to use such instruments, with a limited exception for investments in certain when-issued, forward-settling and non-standard settlement cycle securities transactions. Under Rule 18f-4, a money market fund, such as the Fund, is only permitted to invest in a security on a when-issued or forward-settling basis, or with a non- standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the Investment Company Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. These requirements may limit the ability of the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, as part of its investment strategies.

Investments in Other Investment Companies. The Fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the Fund’s aggregate investments in other investment companies that are not themselves money market funds to no more than 10% of its total assets, subject to a number of exceptions under SEC rules. The shares of other money market funds are subject to the management fees and/or other expenses of those funds. At the same time, the Fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The Fund may invest in the securities of other money market funds when the Adviser believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the Fund’s liquidity. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes became effective on January 19, 2022, and may adversely impact the Fund’s investment strategies and operations to the extent that it invests, or might otherwise have invested, in shares issued by other investment companies. See also “The Fund’s investments, related risks and limitations—Auction rate and remarketed preferred stock.”

Cybersecurity Risk. The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

Market Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s investments. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Events such as war, acts of terrorism, natural disasters, recessions, rapid inflation, the imposition of international sanctions, pandemics or other public health threats could also significantly impact the Fund and its investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Low or Negative Interest Rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

In the past, certain European countries and Japan have pursued negative interest rate policies, and there is the possibility that negative interest rate policies might be pursued in the United States at some point in the future. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including the Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit the Fund’s ability to locate fixed-income instruments containing the desired risk/return profile.

A low or negative interest rate environment could impact the Fund’s ability to maintain a stable $1.00 share price. If the Fund has a negative gross yield as a result of negative interest rates, it may reduce the number of shares outstanding on a pro rata basis through reverse stock splits, negative dividends or other mechanisms to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and its organizational documents. Alternatively, the Fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating net asset value per share rounded to four decimal places by using available market quotations or equivalents.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations. The following investment limitations cannot be changed for the Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the Fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

The Fund will not:

1.	With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of its holdings in the securities of such issuer exceeds 5% of the value of its total assets, or (b) it owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) mortgage-and asset- backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company, and (b) consistent with SEC and SEC staff guidance, the Fund may invest up to 10% of its total assets in securities that are subject to demand features or guarantees issued by a single institution.

2.	Concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers’ acceptances of domestic branches of U.S. banks.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) U.S. banking (including U.S. finance subsidiaries of non-U.S. banks) and non-U.S. banking will be considered to be different industries; (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry; and (c) taxable municipal securities will not be considered municipal securities for purposes of this industry concentration limitation.

3.	Issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	Borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

5.	Make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

The following interpretation applies to, but is not a part of, this fundamental restriction: the Fund’s investments in master notes and similar instruments will not be considered to be the making of a loan.

6.	Engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	Purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief, and except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

8.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to, among other things, ensure that disclosure of non-public information regarding the Funds’ portfolio holdings is in the best interests of Fund shareholders, and that conflicts between the interests of the Funds’ shareholders and those of the Adviser or any affiliated person of the Fund are adequately considered. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the Funds’ procedures.

Public Disclosure

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days after the end of each fiscal quarter. The Funds publicly disclose their portfolio holdings information on the Funds’ website, as well as through public filings on the SEC website.

The Fund’s Website: www.texascapital.com/etf-funds-management

The monthly portfolio holdings for the Fund are posted to the Fund’s website monthly within five business days of month end. In addition to the public disclosure of portfolio holdings as required by law, the Fund may make its portfolio holdings publicly available on the website in such scope and form and with such frequency as the Adviser may reasonably determine and as described in the Fund’s prospectus or SAI.

SEC’s EDGAR Database: sec.gov

The Fund files its monthly portfolio information with the SEC on Form N-MFP. This information is available on the SEC’s website immediately upon filing. The Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on the Fund’s website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Fund’s website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian and accounting service provider, transfer agent, employee pre-clearance and compliance reporting system, investment reconciliation platform, investment analytics service providers, proxy voting service, legal counsel, auditors, financial printer, regulatory filing service providers, and brokers through which the Adviser effects trades of portfolio securities on behalf of the Fund, in connection with its services to the Fund. The Fund or the Adviser may, to the extent permitted under applicable law, and in accordance with the Fund’s policies and procedures, distribute nonpublic portfolio holdings information to certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, mutual fund analysts and rating and ranking organizations (e.g., Moody’s, S&P Global Ratings, Fitch, Morningstar, Lipper Analytical Services, MSCI, Bloomberg PORT, and FactSet, etc.), pricing information vendors, analytical service providers, certain platform providers (e.g., financial intermediaries needing to monitor their clients’ issuer exposure and asset allocations), and potential Fund service providers, provided, however, that any recipient of non-public portfolio holdings information shall be subject to a duty of confidentiality.

The Fund will provide portfolio holdings to a client (or its custodian or other agent) when the client is effecting a redemption-in-kind from the Fund and the CCO believes that such disclosure will not be harmful to the Fund’s other shareholders, and does not perceive any conflicts of interest. In these situations, the Fund requires them to agree, through non-disclosure agreements or other means, that the confidential information will be used only as necessary to effect the redemption-in-kind, and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other third parties with a legitimate business purpose. Any such disclosure will not be made sooner than three days after the date of the information.

The Fund’s policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such third parties at differing times and/or with different lag times in accordance with the policies and procedures. Prior to authorizing any such disclosure to a third party, the CCO must determine that such disclosure serves a legitimate business purpose of the Fund, is in the best interests of the Fund’s shareholders and that any conflicts between the interests of the Fund’s shareholders and those of the Adviser or any affiliated person thereof or of the Fund are considered.

The release of non-public portfolio holdings information must be subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing with an unauthorized recipient or trading upon the information provided.

The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipient of the Fund’s portfolio holdings information.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Board is comprised of 5 Trustees. Two of the Trustees and certain of the officers of the Trust are directors, officers or employees of the Adviser, and are therefore characterized as “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).

The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o Texas Capital Funds Trust, 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
J. Kyle Bass Year of Birth: 1969	Trustee	Since 2023	Founder and Chief Investment Officer, Hayman Capital Management, LP.	5	None
Avery Johnson Year of Birth: 1965	Trustee	Since 2023	Chief Executive Officer, Avery Capital (June 2020-Present); Partner, Allan Bailey Johnson Group (March 2020-Present); CBS Sports Network Analyst, CBS Sports HQ Analyst (June 2019-Present).	5	None
Eduardo Margain Year of Birth: 1978	Trustee	Since 2023	Founder and Chief Executive Officer, PIXIU Investments (June 2009-Present).	5	None
Interested Trustees*
Daniel S. Hoverman Year of Birth: 1975	Trustee	Since 2023	Executive Vice President, Head of Corporate & Investment Banking, Texas Capital Bancshares, Inc. & Texas Capital Bank; Managing Partner and President Texas Capital Securities (2021-Present); Managing Director, Head of Corporate Advisory and Financial Sponsors, Regions Securities LLC, (2016-2021).	5	None
Jocelyn E. Kukulka Year of Birth: 1984	Trustee	Since 2023	Executive Director, Head of Investor Relations and Corporate Development, Texas Capital Bank (2022-Present); Vice President, Western Alliance Bancorporation (2017-2022).	5	None

*	Daniel S. Hoverman and Jocelyn E. Kukulka are each an “interested person,” as defined by the 1940 Act, because of his or her employment with the Adviser.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers
Edward Rosenberg Year of Birth: 1973	President and Chief Executive Officer	Since 2023	Managing Director, Head of ETF and Funds Management (2023-Present); Independent Consultant, Torre Blanc (2022-2023); Senior Vice President, Head of ETFs, American Century Investments (2017-2022).
Joel Colpitts Year of Birth: 1968	Treasurer and Principal Financial Officer	Since 2023	Executive Director, Financial and Operations Principal for TCBI Securities, Inc. (2021-Present); Chief Financial Officer, Purshe Kaplan Sterling Investments (2021); Assistant Vice President, Finance, Avantax (2013–2021).
Neil Rajan Year of Birth: 1979	Secretary and Chief Legal Officer	Since 2023	Director, Legal Head of Investment Banking Coverage and Associate General Counsel for Texas Capital Bank (Feb. 2023-Present); General Counsel, Global Tracking/Search & Rescue and Assistant General Counsel, Sensing & Safety Technologies – Honeywell International Inc. (2020-2023); Partner, Locke Lord LLP (2017-2019).
Kevin Patton Year of Birth: 1970	Chief Compliance Officer	Since 2023	Vice President – Compliance Officer, Ultimus Fund Solutions (June 2023 – present); Outsourced Chief Compliance Officer, Dinsmore Compliance Services (Jan 2023- June 2023); Senior Principal Consultant, ACA Group (2022-2023); Assistant Vice President, Compliance Officer, Ultimus Fund Solutions, LLC (2020-2022); Partner and Chief Compliance Officer, Renaissance Investment Management (2005-2020).

Trustee Qualifications

Information on the Trust’s Trustees and Officers appears above including information on the business activities of Trustees during the past five years. In addition to personal qualities, such as integrity, the role of an effective Trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his duties and fiduciary obligations. The Board believes that the specific background of each Trustee evidences such ability and is appropriate to his serving on the Board. As indicated:

J. Kyle Bass is the Founder and Chief Investment Officer of Hayman Capital Management, an investment manager of private funds focused on global event-driven opportunities. He is also the Co-Founder and Chief Executive Officer of Conservation Equity Management, an environmental sustainability private equity firm founded in 2021. Mr. Bass is a Life Member of the Council on Foreign Relations and the recipient of the 2019 Foreign Policy Association Medal for his responsible internationalism. Mr. Bass has testified as an expert witness before the U.S. House of Representatives, U.S. Senate, and the Financial Crisis Inquiry Commission. Mr. Bass has lectured on global economics, national security, geopolitics, and the architecture of the Chinese financial system at various universities, including Columbia, Yale, Harvard, Stanford, UC Berkeley, University of Texas, and the University of Virginia. Mr. Bass is the former Chair of the Risk Committee of the Board of Directors of the University of Texas Investment Management Company (UTIMCO), which manages approximately $65 billion. Formerly, he was a Managing Director at Legg Mason and a Senior Managing Director at Bear Stearns. He graduated from Texas Christian University with a degree in finance. Mr. Bass is an Advisory Board member of the Hudson Institute’s China Center, an Executive Advisory Board member of the George W. Bush Presidential Center, and an Investment Advisory Board member to RIA NewEdge Wealth. He also serves on the boards of the Texas Wildlife Association Foundation, Texas Department of Public Safety Foundation, and Melinda’s Foods.

Daniel S. Hoverman is Head of Corporate & Investment Banking at Texas Capital Bank. He focuses on leading the bank’s delivery of a wide array of products, services, and solutions to our clients. He also serves as Managing Partner and President of TCBI Securities, Inc., doing business as Texas Capital Securities. Mr. Hoverman joined Texas Capital Bank in August 2021, bringing more than 20 years of experience encompassing financial and legal roles in investment banking, corporate advisory, and capital markets. He most recently served as Managing Director, Head of Corporate Advisory and Sponsors Coverage at Regions Bank in Dallas, Texas. Prior to that, Hoverman was a Director in the Corporate Finance group at Houlihan Lokey, where he advised clients on mergers and acquisitions and capital markets activities. He previously held various financial and legal roles at Credit Suisse, UBS Investment Bank, and Kirkland & Ellis in New York, London, and Hong Kong. Hoverman earned a BA from Yale University and a JD and an MBA from Columbia University.

Avery Johnson is a Co-Founder and Partner of Avery Capital. Mr. Johnson has advised on business dealings in a variety of sectors including oil and gas, multi-family and commercial real estate. He is on the board of Behind Every Door, a nonprofit that operates a network of community centers helping to alleviate poverty in Dallas, as well as supporting Shoreline City Church and Hunger Busters, a food pantry in Dallas. Mr. Johnson received his bachelor’s degree in psychology from Southern University.

Jocelyn E. Kukulka is Head of Investor Relations and Corporate Development at Texas Capital Bank. She focuses on driving strategy and developing opportunities to improve shareholder returns, as well as maintaining relationships with investors and sell-side analysts. Prior to Texas Capital Bank, Ms. Kukulka served as Vice President of Corporate Development and Investor Relations for Western Alliance Bancorporation in Phoenix, Arizona, and served as a Director at Sandler O’Neill + Partners, L.P. in New York City advising financial services companies on a broad range of transactions including mergers and acquisitions, debt and equity financings, recapitalizations, and other corporate restructuring activities.

Eduardo Margain is Founder and CEO of Pixiu Investments and Co-Founder of Austin FC of Major League Soccer. From Monterrey, Mexico, Mr. Margain built a career as a successful technology and telecom investor in Latin America. Since making Austin his home over 15 years ago, Mr. Margain’s firm has acquired landmark Austin properties such as the Driskill Hotel and the Scarbrough and Littlefield Buildings and, through its ownership of Austin FC, developed the award-winning Q2 Stadium. Pixiu has also sponsored private equity investments in a variety of Texas hospitality and technology ventures. In 2022, Governor Greg Abbott appointed him to the Board of Directors of the Texas Economic Development Corporation. Locally, Mr. Margain is dedicated to promoting and building public safety in Central Texas through his work as President of the Central Texas Public Safety Commission. He is also a board member for 4ATX Foundation, which is dedicated to helping the Central Texas community thrive socially, emotionally, and physically through the power of soccer. Mr. Margain received a bachelor’s degree in Engineering and Information Systems from Tecnologico de Monterrey in Mexico.

Board Structure

The Trust is governed by the Board, which is responsible for protecting the interests of shareholders under applicable law. The Board is led by an independent chair, who is not an “interested person” of the Trust, as that term is defined in the 1940 Act. The Board meets periodically throughout the year to oversee the Fund’s activities, review the Fund’s performance, oversee the potential conflicts that could affect the Funds, and review the actions of the Adviser. The Board has an audit committee and a nominating committee, each comprised solely of trustees who are not “interested persons” under the 1940 Act (“Independent Trustees”). The principal functions of those committees are described below. The Board has determined that the Board’s leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

Independent Trustee J. Kyle Bass serves as Board chair (the “Chair”). The Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and all meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

The Board intends to hold four regularly scheduled meetings each year. The Board may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted), to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person (or virtually, if permitted) meeting of the Board; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted). [The Board met three times during the fiscal period ended December 31, 2024.]

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Fund Complex.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, valuation reports and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole but has delegated certain functions to an Audit Committee and a Nominating Committee. The functions of each Committee are discussed in detail below.

Committees

The Board currently has two standing committees: an Audit Committee and Nominating Committee. Each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally the Fund Complex’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity and objectivity of the Fund Complex’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Fund Complex’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. Mr. Margain serves as Audit Committee chair. [The Audit Committee met two times during the fiscal period ended December 31, 2024.]

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Persons”) of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. Mr. Johnson serves as Nominating Committee chair. [The Nominating Committee did not meet during the fiscal period ended December 31, 2024.]

 Compensation of Trustees

The Trust’s officers and any interested Trustees receive no compensation directly from the Trust.

The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.

Independent Trustees are paid an annual retainer for their services, including attendance at meetings of the Board. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. In addition, each Independent Trustee is entitled to reimbursement for reasonable travel and other out-of-pocket expenses for educational resources, including attending educational programs to stay informed about industry and regulatory developments. The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The table shows the compensation paid to Trustees for the fiscal period ended December 31, 2024 by the Fund Complex.*

Independent Trustees	Texas Capital Government Money Market Fund Compensation	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustee

J. Kyle Bass	$[ ]	$[ ]	$[ ]
Avery Johnson	$[ ]	$[ ]	$[ ]
Eduardo Margain	$[ ]	$[ ]	$[ ]

Interested Trustees**
Daniel S. Hoverman	$[ ]	$[ ]	$[ ]
Jocelyn E. Kukulka	$[ ]	$[ ]	$[ ]

*	The annual compensation for each Independent Trustee of the Trust is $10,000.

**	Daniel S. Hoverman and Jocelyn E. Kukulka are each an “interested person,” as defined by the Investment Company Act, because of his or her employment with the Adviser or an affiliate.

Trustee Ownership of Shares

The following table sets forth the dollar range of equity ownership of Fund shares by each Trustee as of December 31, 2024, using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, and Over $100,000.

Dollar Range of Equity Securities Owned
	Texas Capital Government Money Market Fund	Aggregate Dollar Range of Shares (All Funds in the Complex)
Independent Trustees
J. Kyle Bass	$[ ]	$[ ]
Avery Johnson	$[ ]	$[ ]
Eduardo Margain	$[ ]	$[ ]
Interested Trustees
Daniel S. Hoverman	$[ ]	$[ ]
Jocelyn E. Kukulka	$[ ]	$[ ]

[None of the Independent Trustees or their immediate family members beneficially owned any securities in the Fund as of the date of this SAI. Further, as of December 31, 2024, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser, or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trust.]

Codes of Ethics

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, the Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. Copies of the Codes of Ethics are on file with the SEC and are available to the public.

Under its Code of Ethics, the personnel of the Adviser are permitted to invest in the same securities as held by the Fund. However, the trading of such investments is subject to blackout periods. While the Code of Ethics is reasonably designed to prevent conflicts arising from personal securities transactions by access persons there can be no assurance that these policies and procedures will be effective, however.

Proxy Voting

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record for the year ended June 30 on Form N-PX. The Trust’s most recent Form N-PX will be available without charge, upon request, by calling 844.822.3837 (844.TCB.ETFS). The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. [As of [ ], no shareholders were considered to be either a principal shareholder or a control person of the Fund.]

Management ownership

[As of [ ], the Trustees and Officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting or investment power) less than 1% of the then-outstanding Shares of the Fund.]

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Advisory Agreement

Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below:

Fund	Management Fee
Texas Capital Government Money Market Fund	0.20%

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser. The Adviser is a Texas Corporation owned by Texas Capital Bank and indirectly owned by Texas Capital Bancshares, Inc. Under its investment advisory agreement with the Trust, the Adviser provides trading, execution and various other administrative services and supervises the overall daily affairs of the Fund, subject to the general supervision and control of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser’s address of the is 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201.

The Advisory Agreement for the Fund was approved by the Trustees (including all the Independent Trustees) and holders of a majority of the outstanding Shares, in compliance with the 1940 Act, and will remain in effect for an initial term of two years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, fraud, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.25% of the Fund’s average daily net assets (the “Expense Limit”) through April 30, 2025. The Expense Limit excludes certain expenses (e.g., 12b-1 fees), and consequently, the Fund’s Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement may be higher than such Fund’s Expense Limit. The contractual fee waivers and expense reimbursements may be changed or eliminated at any time by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The contractual fee waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

The Fund had paid $[ ] in management fees to the Adviser as of the fiscal period ended December 31, 2024.]

Custodian

State Street Bank and Trust Company (“State Street”) serves as Fund’s custodian (“Custodian”). In its capacity as Custodian, State Street has agreed to: (1) make receipts and disbursements of money on behalf of the Fund, (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments and (3) make periodic reports to the Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and a contractual fee. The Fund paid $[ ] in fees to the Custodian for the fiscal period ended December 31, 2024.

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions LLC (“Administrator”, “Fund Accountant” or “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as Administrator and Fund Accountant to the Fund. The Administrator provides the Fund with all required general administrative services, including, without limitation, clerical and general back-office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by the Fund under federal and state securities laws. As compensation for these services, the Administrator receives a contractual fee, plus certain out-of-pocket costs and transaction fees. As Transfer Agent, Ultimus has agreed to: (1) issue and redeem shares of the Fund, (2) make dividend and other distributions to shareholders of the Fund, (3) maintain AP accounts and (4) make periodic reports to the Fund. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs and transaction fees.

The Fund paid $[ ] in fees to the Administrator for the fiscal period ended December 31, 2024.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, the Adviser seeks best execution. Although the Adviser may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The Adviser may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the Adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by the Adviser in advising other funds or accounts and, conversely, research services furnished to the Adviser by brokers or dealers in connection with other funds or accounts may be used in advising the Fund.

[The Fund did not pay any brokerage commissions for the fiscal period ended December 31, 2024. Therefore, the Fund did not allocate any brokerage transactions for research, analysis, advice and similar services.] Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

[The Fund did not hold any securities of “regular broker dealers” as of December 31, 2024.]

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 90 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days’ written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

[ ], serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Legal Counsel

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on March 21, 2023 and has authorized capital of an unlimited number of Shares of beneficial interest of no-par value that may be issued in more than one class or series. Currently, the Trust consists of five series, the Fund discussed in this SAI and the Texas Capital Texas Equity Index ETF, the Texas Capital Texas Oil Index ETF, the Texas Capital Texas Small Cap Equity Index ETF and the Texas Capital Government Money Market ETF. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders if the Investment Company Act does not require such a meeting, which it does not. Generally, there will not be annual meetings of Trust shareholders, but if requested in writing by shareholders of at least 25% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders. Shareholders holding two-thirds of Shares outstanding of the Trust may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable. Shares will not have pre-emptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of the Fund.

Pursuant to Article VI, Section 1 of the Fund’s Declaration of Trust, if, for any reason, the net income of the Fund that maintains a stable net asset value per share, determined at any time, is a negative amount, the Trustees shall have the power to reduce the number of outstanding shares of the Fund by reducing the number of shares in the account of each shareholder by a pro rata portion of the number of full and fractional shares that represents the amount of such excess negative net income or to take any other action they deem appropriate, in order to cause (or in order to assist in causing) the net asset value per share of the Fund to remain at a constant amount per outstanding share immediately after each such determination and declaration.

The Trust’s Agreement and Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Additional redemption information. The redemption price may be more or less than the shareholder’s cost, depending on the market value of the Fund’s portfolio at the time, although the Fund attempts to maintain a constant net asset value of $1.00 per share.

If conditions exist that make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund’s net asset value. If payment is made in securities, the shareholder may incur expenses in converting these securities into cash.

DETERMINATION OF NET ASSET VALUE

The Fund uses its best efforts to maintain its net asset value at $1.00 per share. The NAV of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the “Rule”) under the Investment Company Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

The Fund’s board has established procedures (“Procedures”) for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the Fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. In addition, if the Board determines that the Fund can no longer maintain a constant net asset value of $1.00 per share, the Fund may, as part of converting to a market-based net asset value, take steps to: (i) temporarily suspend the offering of Fund shares; and (ii) delay the payment of redemption proceeds for up to seven days, as permitted by the Investment Company Act.

The board may also reduce the number of shares outstanding on a pro rata basis through a reverse stock split to the extent permissible by applicable law and the Trust’s organizational documents. The board may consider this action if the Fund has a negative gross yield as a result of negative interest rates to maintain the Fund’s $1.00 net asset value per share. The use of such measures is subject to certain determinations by the Fund’s board and disclosure requirements, and may have tax implications for the Fund and its shareholders. Consistent with SEC staff guidance, a reverse stock split may trigger a filing with the SEC on Form N-CR.

Rule 2a-5 (“Rule 2a-5”) under the Investment Company Act provides that a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Securities for which market quotations are not readily available must be valued at fair value as determined in good faith by the board. The board designated the Adviser as the valuation designee pursuant to Rule 2a-5 to perform fair value determinations for the Fund. The Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third- party pricing services. The Adviser has a valuation committee to assist with its designated responsibilities as valuation designee. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation procedures will in fact approximate the price at which the Fund could sell that security at that time.

The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life for its portfolio of 120 days or less, will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S.-dollar denominated instruments that are of high quality under the Rule and that the Adviser, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the Adviser will take appropriate action as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act.

In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Adviser as the Fund’s valuation designee.

TAXES

Qualification as a regulated investment company. The Fund intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. To so qualify, the Fund must distribute to its shareholders in each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains, if any, determined without regard to any deduction for dividends paid) and any net tax-exempt income and must meet several additional requirements. With respect to the Fund, these requirements include the following:

1.	the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly-traded partnership and certain other income;

2.	at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets nor 10% of the voting securities of such issuer; and

3.	at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly-traded partnerships.

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on a portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes an amount at least equal to 90% of its investment company taxable income for the taxable year. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that would generally be taxed as ordinary income) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (i.e., taxable) income (taking into account certain deferrals and elections) for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

Dividends paid by the Fund will not qualify as “exempt-interest dividends,” and will not be excludable from gross income by its shareholders, because the Fund will not invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

Taxes on Fund distributions. Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in Fund shares. Distributions of net investment income received by the Fund from investments in debt securities and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations. Due to its investment strategies, the Fund will not typically derive material amounts of net long-term capital gains.

Although current tax law generally provides for a minimum tax rate for individual taxpayers of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on certain qualifying dividend income, distributions from funds such as this Fund investing primarily in bonds and other debt instruments will not generally qualify for the lower tax rates.

Taxable distributions to foreign investors will generally be subject to U.S. withholding tax at a rate of 30% (or a lower rate under an applicable tax treaty). Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.

Certain distributions reported by the Fund as Section 163(j) interest dividends under the Internal Revenue Code may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under the Internal Revenue Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j)

dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Nonresidents may also be subject to estate tax with respect to their shares of the Fund.

Sale of Fund shares. Assuming the Fund consistently maintains a stable net asset value of $1.00 per share, you will have no taxable gain or loss on a sale or redemption of Fund shares.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup withholding. The Fund is required to withhold 24% of all dividends payable to individuals and certain other non-corporate shareholders who do not provide the Fund or Texas Capital Bank with a correct taxpayer identification number or who are otherwise subject to backup withholding.

DISTRIBUTION AND SERVICE (12B-1) PLAN

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Lonestar Class shares (the “Plan”).

The Fund, pursuant to the Plan, pays the Distributor compensation at the annual rate of 0.25% of the Fund’s average daily net assets of the Lonestar Class shares.

The Plan compensates the Distributor for expenses incurred for the purpose of financing any activity that is primarily intended to result in the sale of shares of the Fund. Such activities may include, but are not limited to, the following: printing and distributing prospectuses and reports used for sales purposes, preparing and distributing sales literature (and any related services), advertisements, payment of dealer commissions and wholesaler compensation in connection with sales of certain Fund shares exceeding a certain amount set forth in the prospectus for such Fund (for which the Fund imposes no sales charge) and other distribution-related services permitted by Rule 12b-1.

Payments pursuant to the Plan are subject to any applicable limitations imposed by FINRA rules.

As required by Rule 12b-1, the Plan was approved by a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”). In approving the Plan in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit the Lonestar Class shares of the Fund and its respective shareholders.

The anticipated benefits that may result from the Plan with respect to the Fund and/or the Lonestar Class shares of the Fund and its shareholders include but are not limited to the following: (i) an increase in assets which may result in a diversified shareholder base, thereby reducing the outflow risk to other shareholders in the Fund; (ii) an increase in assets which may reduce expenses as fixed dollar costs are allocated across a larger asset base and/or allow the Fund to reach advisory fee breakpoints; and (iii) increased scale could increase the likelihood of name recognition and the profile of the Fund in its asset space, thereby improving the momentum for asset generation.

Unless terminated earlier in accordance with their terms, the Plan continues from year to year as long as such continuance is specifically approved, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. The Plan may be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees or by the vote of a majority of outstanding voting securities of the Lonestar Class.

Any amendment to the Plan that would increase materially the distribution expenses paid by the shareholders of the Lonestar Class requires shareholder approval; otherwise, the Plan may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the Board shall satisfy the fund governance standards as defined in Rule 0-1(a)(7) under the 1940 Act.

The Plan obligates the Fund to pay the Distributor the full amount of the distribution and service fees reflected on the schedules to the Plan. Thus, even if the Distributor’s actual allocated share of expenses exceeds the fee payable to the Distributor at any given time, under the Plan, the Fund will not be obligated to pay more than that fee. If the Distributor’s actual allocated share of expenses is less than the fee it receives, under the Plan, the Distributor will retain the full amount of the fee.

The Distributor may from time to time waive or reduce any portion of its 12b-1 fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, the Distributor will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

The Fund may pay a service fee of up to the cap disclosed in the Fund’s Plan attributable to the customers’ selected dealers and financial institutions to such dealers and financial institutions, including the Distributor, acting as principal, who furnish continuing personal shareholder services and/or maintenance of accounts to their customers who purchase and own the Lonestar Class shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services and/or maintenance of accounts may include, but are not limited to, assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, forwarding certain shareholder communications from the Fund to customers, receiving and answering correspondence, aiding in maintaining the investment of their respective customers in the Fund and providing such other information and services as reasonably requested. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge.

The Fund may agree to pay fees to selected dealers and other institutions who render the foregoing services to their customers subject to an agreement. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund’s shares are held.

Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plan, certain financial institutions which have entered into service agreements and which sell shares of the Fund, may receive payments from the Fund pursuant to the Plan in an amount not to exceed the maximum annual rate to be paid to the Distributor under the Plan. These payments are an obligation of the Fund and not of the Distributor.

The Distributor has voluntarily undertaken to waive or reduce 12b-1 fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or rescinded at any time.

FINANCIAL STATEMENTS

The Fund’s financial statements which will be included in Form N-CSR and annual and semi-annual reports will be available after the Fund has completed a fiscal period/year of operations. When available, you may request a copy of the Fund’s annual report at no charge by calling 844.822.3837 (844.TCB.ETFS), or you may download the report at the Fund’s website at www.texascapital.com/etf-funds-management.

Appendix A

Proxy Voting Policies and Procedures

I.	INTRODUCTION

Texas Capital Funds Trust (the “Trust”) is the beneficial owner of its portfolio securities. Accordingly, the Trust’s Board of Trustees (the “Board”), acting on behalf of the Trust and each of its series (each a “Fund” and collectively, the “Funds”), has the right and the fiduciary obligation to vote proxies relating to the Funds’ portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has adopted these Proxy Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Funds (these “Policies and Procedures”).

II.	POLICY

A.	DELEGATION TO THE INVESTMENT ADVISER.

1.      The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the investment adviser for the Fund (each an “Adviser”) as a part of the Adviser’s general management of the Fund, subject to the Board’s continuing oversight.

2.      The policy of the Trust is also to adopt the policies and procedures used by the Adviser to a Fund to vote proxies relating to portfolio securities held by its clients, including the Fund (the “Adviser’s Policies and Procedures”).

3.      The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

4.      The Adviser shall be responsible for coordinating the delivery of proxies by a Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion.

B.     DELEGATION TO SUB-ADVISORS. An Adviser to a Fund may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”). If such responsibility is delegated to a Sub-Adviser, then the Sub- Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines. As used in these Policies and Procedures, the term “Adviser” includes any and all Sub-Advisers.

III.	FIDUCIARY DUTY

The Adviser of a Fund is a fiduciary to the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

IV.	PROXY VOTING PROCEDURES

A.    ANNUAL PRESENTATION OF PROXY VOTING POLICIES TO THE BOARD. At least annually, the Adviser shall present to the Board for its review the Adviser’s Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser’s Policies and Procedures.

B.     ANNUAL PRESENTATION OF PROXY VOTING RECORD TO THE BOARD. At least annually, each Adviser to a Fund shall provide to the Board a record of each proxy voted with respect to portfolio securities held by the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the Trust’s principal underwriters, or an affiliated person of the Adviser or a principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser incurs as investment adviser to that Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

C.     RESOLUTION OF CONFLICTS OF INTEREST. Where a proxy proposal raises a material conflict of interest between the interests of the Adviser to a Fund, the Trust’s principal underwriter, or an affiliated person of the Fund, the Adviser or a principal underwriter and that of the Fund, the Adviser shall resolve such conflict in the manner described below.

1.      Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.      Notify and Obtain Consent of the Board. To the extent that the Adviser’s Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, the Adviser shall disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal.

a.      Detailed Disclosure to the Board. To enable the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the relevant Funds.

b.     Use of Independent Third Party. To the extent there is a conflict of interest between the Adviser, the Funds’ principal underwriters, or an affiliated person of the Adviser or a principal underwriter and one or more Funds and the Adviser notifies the Board of such conflict, the Board may vote the proxy in accordance with the recommendation of an independent third party.

V.	REVOCATION OF AUTHORITY TO VOTE

The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time.

VI.	ANNUAL FILING OF PROXY VOTING RECORD

The Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VII.	PROXY VOTING DISCLOSURES

A.    The Trust shall include in its registration statement:

1.      A description of these Policies and Procedures and of the Adviser’s Policies and Procedures; and

2.      A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

B.     The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

1.      A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

2.      A statement that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.

Responsible Party: Adviser

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation
	(1)		Certificate of Trust (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023).
	(2)		Agreement and Declaration of Trust (incorporated by reference from Post-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-271134, filed October 10, 2023).
(b)	By-Laws (incorporated by reference from the Trust’s registration statement, SEC File No. 333-271134, filed April 5, 2023).
(c)	Instruments Defining Rights of Security Holders

(1)    Agreement and Declaration of Trust

(i)              Article III: Shares

(ii)            Article V: Shareholders’ Voting Powers and Meetings

(iii)           Article VI: Net Asset Value; Distributions; Redemptions; Transfers

(iv)           Article VIII: Miscellaneous, Section 4 (Amendments)

(2)    By-Laws

(i)              Article V: Meetings of Shareholders

(ii)            Article VII: Records and Reports, Sections 1, 2, and 3

(iii)           Article VII: General Matters, Sections 3, 4, 5, 6, and 7

(iv)           Article IX: Amendments

(d)	Investment Advisory Agreements
	(1)		Investment Advisory Agreement between the Registrant and Texas Capital Bank Private Wealth Advisors on behalf of Texas Capital Texas Equity Index ETF (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023).
		(i)	Amendment to Investment Advisory Agreement between the Registrant and Texas Capital Bank Private Wealth Advisors on behalf of Texas Capital Texas Small Cap Equity Index ETF and Texas Capital Texas Oil Index ETF (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023).
		(ii)	Amendment to Investment Advisory Agreement between the Registrant and Texas Capital Bank Private Wealth Advisors on behalf of Texas Capital Government Money Market ETF (incorporated by reference from Post-Effective Amendment No. 11 to the Trust’s registration statement, SEC File No. 333-271134, filed September 13, 2024).
	(2)		Investment Advisory Agreement between the Registrant and Texas Capital Bank Private Wealth Advisors on behalf of Texas Capital Government Money Market Fund (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023).

(e)	Underwriting Contracts
	(1)	Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Texas Equity Index ETF (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023).
(i) Amendment to Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Texas Small Cap Equity Index ETF and Texas Capital Texas Oil Index ETF (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023).
(ii) Amendment to Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Government Money Market ETF (incorporated by reference from Post-Effective Amendment No. 11 to the Trust’s registration statement, SEC File No. 333-271134, filed September 13, 2024).
	(2)	Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Government Money Market Fund (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023).
(i) Amendment to Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Government Money Market Fund (filed herewith).
(f)	Bonus or Profit-Sharing Contracts
Not applicable.
(g)	Custodian Agreements
	(1)	Custody Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Texas Equity Index ETF (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023).
	(2)	Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Texas Small Cap Equity Index ETF and Texas Capital Texas Oil Index ETF (incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s registration statement, SEC File No. 333-271134, filed April 29, 2024).
	(3)	Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Government Money Market Fund (incorporated by reference from Post-Effective Amendment No. 6 to the Trust’s registration statement, SEC File No. 333-271134, filed May 29, 2024).
	(4)	Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Government Money Market ETF (incorporated by reference from Post-Effective Amendment No. 11 to the Trust’s registration statement, SEC File No. 333-271134, filed September 13, 2024).
(h)	Other Material Contracts
	(1)	Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Texas Equity Index ETF (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023).
(i) Amendment to Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Texas Small Cap Equity Index ETF and Texas Capital Texas Oil Index ETF (incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s registration statement, SEC File No. 333-271134, filed April 29, 2024).
(ii) Amendment to Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company on behalf of Texas Capital Government Money Market ETF (incorporated by reference from Post-Effective Amendment No. 11 to the Trust’s registration statement, SEC File No. 333-271134, filed September 13, 2024).

	(2)	ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC on behalf of Texas Capital Texas Equity Index ETF (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023).
	(i)	Amendment to ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC on behalf of Texas Capital Texas Small Cap Equity Index ETF and Texas Capital Texas Oil Index ETF (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023).
	(ii)	Amendment to ETF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC on behalf of Texas Capital Government Money Market ETF (incorporated by reference from Post-Effective Amendment No. 11 to the Trust’s registration statement, SEC File No. 333-271134, filed September 13, 2024).
	(3)	MMF Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC on behalf of Texas Capital Government Money Market Fund (incorporated by reference from Post-Effective Amendment No. 4 to the Trust’s registration statement, SEC File No. 333-271134, filed December 18, 2023).
	(4)	Form of Authorized Participant Agreement (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023).
	(5)	Operating Expense Limitation Agreement for the Texas Capital Government Money Market Fund (incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s registration statement, SEC File No. 333-271134, filed April 29, 2024).
	(6)	Form of Service Agreement for the Texas Capital Government Money Market Fund (filed herewith).
(i)	Legal Opinion (not applicable)
(j)	Consent of Independent Public Accounting Firm (not applicable)
(k)	Omitted Financial Statements (not applicable)
(l)	Initial Capital Agreement (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023).
(m)	Rule 12b-1 Plan

(1)	Distribution and Service Plan Filed Pursuant to Rule 12b-1 (filed herewith).
(n)	Rule 18f-3 Plan
(1)	Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith).
(o)	Reserved

(p)	Codes of Ethics
	(1)	Code of Ethics of Registrant (incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s registration statement, SEC File No. 333-271134, filed April 29, 2024).
	(2)	Code of Ethics of Texas Capital Bank Private Wealth Advisors (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023).
	(3)	Code of Ethics of Northern Lights Distributors, LLC (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 3, 2023).

(q)	Other

(1)

Powers of Attorney of the Trustees and Principal Financial Officer (incorporated by reference from

Pre-Effective Amendment No 1. to the Trust’s registration statement, SEC File No. 333-271134,

filed July 3, 2023).

	(2)	Certified Resolution Regarding Powers of Attorney (incorporated by reference from Post-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-271134, filed July 28, 2023).

Item 29. Persons Controlled By or Under Common Control with the Registrant:

None

Item 30. Indemnification:

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act’) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser:

This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.	CRD No.
Texas Capital Bank Wealth Management Services, Inc., d/b/a Texas Capital Bank Private Wealth Advisors	801-114364	298422

Item 32. Northern Lights Distributors, LLC

(a) Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Absolute Core Strategy ETF, Arrow ETF Trust, DWA Tactical ETF, Arrow QVM Equity Factor ETF, Arrow Reserve Capital Management ETF, Arrow Dogs of the World ETF, Arrow DWA Country Rotation ETF, Arrow ETF Trust, Ballast Small/Mid Cap ETF, Boyar Value Fund Inc., Copeland Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, PREDEX, Princeton Private Investment Access Fund, Texas Capital Funds Trust, The North Country Funds, The Saratoga Advantage Trust, Tributary Funds, Inc., Zacks Trust and Two Roads Shared Trust.

(b) The following list sets forth the directors and executive officers of Northern Lights Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	None
David James	Manager	None
William Strait	Manager, Secretary, and General Counsel	None
Melvin Van Cleave	Chief Information Security Officer	None

(c) Not applicable

Item 33. Location of Accounts and Records:

1	Texas Capital Bank Private Wealth Advisors maintains all Records relating to the advisory services it provides to the Registrant. Texas Capital Bank Private Wealth Advisors is located at 2000 McKinney Avenue, Suite 1800, Dallas, TX 75201
2	Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, maintain all records required to be maintained by the Registrant under Section 31(a) of the 1940 Act and the rules which relate to the administration, fund accounting, and transfer agency services it provides to the Registrant.
3	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the distribution services it provides to the Registrant.
4	Northern Lights Compliance Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, maintains records relating to the compliance services it provides to the Registrant
5	State Street Bank and Trust Company, 1 Congress Street, Boston, MA 02114, maintains records relating to the custody services it provides to the Registrant.
6	State Street Bank and Trust Company, 1 Congress Street, Boston, MA 02114, maintains records relating to the transfer agent services it provides to the Registrant.

Item 34. Management Services:

None.

Item 35. Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas, on this 14th day of February 2025.

Texas Capital Funds Trust

Registrant

/s/ Neil Rajan

Neil Rajan

Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated this 14th day of February, 2025.

Signature	Title
/s/ Edward Rosenberg*	President & Principal Executive Officer
/s/ Joel Colpitts*	Treasurer & Principal Financial Officer
/s/ J. Kyle Bass*	Trustee
/s/ Daniel Hoverman*	Trustee
/s/ Avery Johnson*	Trustee
/s/ Jocelyn E. Kukulka*	Trustee
/s/ Eduardo Margain*	Trustee

*By	/s/ Neil Rajan
Neil Rajan
Attorney-in-Fact Pursuant to Power of Attorney

INDEX TO EXHIBITS

28(e)(2)(i)	Amendment to Distribution Agreement between the Registrant and Northern Lights Distributors, LLC on behalf of Texas Capital Government Money Market Fund
28(h)(6)	Form of Service Agreement
28(m)(1)	Distribution and Service Plan Pursuant to Rule 12b-1
28(n)(1)	Multiple Class Plan Pursuant to Rule 18f-3